Pepco Holdings, Inc.
Executive and Director Deferred Compensation Plan
EXECUTIVE DEFERRAL AGREEMENT
Name: ________________________________________________ (the "Participant") Last First Middle Initial
Social Security Number: _____ - ____ - ________
A.	This Deferral Agreement (the "Agreement") has been made as of this _____ day of ______, _____ between the Executive and Pepco Holdings, Inc. (the "Company")

I elect to participate in the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan (the"Plan") with respect to the _____-_____ time period. I understand the general provisions of the Plan.

B.	Deferral Elections for the period July 1, _____ through June 30, _____.
	(i)	I hereby elect to defer the following percentage of my salary: ________%
(ii)

I understand that due to current tax limitations, I may not be able to contribute a full 6% of my compensation into the Savings Plan (the "401(k) Plan"). I hereby elect to defer any shortfall between the full 6% of my compensation and the maximum amount which can be contributed on my behalf into the 401(k) Plan:
______ Yes        ______ No

Payment Instructions
I elect to have the above-referenced deferred amounts paid to me (check one):
(i)	____	On the date of commencement of benefits under the General Retirement Plan.
(ii)	____	On January 31 of the year following commencement of benefits under the General Retirement Plan.
(iii)	____	On the first day of the month following my separation from the Company's service.
(iv)	____	On January 31 of the calendar year following my separation from the Company's service.
(v)	____	On January 31 of the calendar year following my attainment of age ____ or separation from the Company's service.
(vi)	____	On January 31 of ________ (Note: The designated year may not be earlier than _____).
________________________________________________________________________________________________________
Manner of Payment
Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one):
	____	In a lump sum.
	____	In annual installments over ___________ (two through fifteen) years.
	____	In monthly installments over ______________ (twenty-four through one hundred and eighty) months.
C.

I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and the Company, as a right to continue employment or as a limitation of the Company's right of discharge.

D.	I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this Agreement.
IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the day and year stated below.
Pepco Holdings, Inc.		EXECUTIVE
By: ____________________________		________________________________ Signature
Title: ___________________________
______________________________________________________________________
DECLINE PARTICIPATION
I do not wish to participate in the _____-_____ Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan.
______________________________ Date		________________________________ Signature
________________________________________________________________________________________________